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POWER OF ATTORNEY

Know all by these presents,
that the undersigned hereby
constitutes and appoints each
of John C.C. Fan, Richard A.
Sneider, and John J. Concannon
III as the undersigned's true
and lawful attorney-in-fact to

(1) execute for and on behalf
of the undersigned, in the
undersigned's capacity as an
officer and/or director of
Kopin (the "Company"), Forms
3, 4, and 5 in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 and the
rules thereunder;

(2) do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to
complete and execute any such
Form 3, 4, or 5 and timely
file such form with the United
States Securities and Exchange
Commission and any stock
exchange or similar authority; and

(3) take any other action of
any type whatsoever in connection
with the foregoing which,
in the opinion of any such
attorney-in-fact, may be of
benefit to, in the best interest
of, or legally required by,
the undersigned, it being understood
that the documents executed
by any such attorney-in-fact
on behalf of the undersigned
pursuant to this Power of
Attorney shall be in such form
and shall contain such terms and
conditions as such attorney-in-fact
may approve in such attorney-in-fact's
discretion.

The undersigned hereby grants to
each such attorney-in-fact full
power and authority to do and
perform any and every act and
thing whatsoever requisite,
necessary, or proper to be
done in the exercise of any
of the rights and powers herein
granted, as fully to all intents
and purposes as the undersigned
might or could do if personally
present, with full power of
substitution or revocation,
hereby ratifying and confirming
all that such attorneys-in-fact,
or such attorneys-in-fact's
substitute or substitutes, shall
lawfully do or cause to be done
by virtue of this power of
attorney and the rights and
powers herein granted. The
undersigned acknowledges that
none of the foregoing
attorneys-in-fact, in serving
in such capacity at the request
of the undersigned, is assuming,
nor is the Company assuming,
any of the undersigned's
responsibilities to comply with
Section 16of the Securities
Exchange Act of 1934.

This Power of Attorney shall
remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4,
and 5 with respect to the
undersigned's holdings of and
transactions in securities
issued by the Company, unless
earlier revoked by the undersigned
in a signed writing delivered
to each of the foregoing
attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned
has caused this Power of Attorney
to be executed as of this 2nd
day of July, 2003.


Name: /s/ Daily S. Hill
	Daily S. Hill